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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 4, 2002

BLYTH, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13026 (Commission File Number)	36-2984916 (IRS Employer Identification No.)
One East Weaver Street, Greenwich, Connecticut 06831 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (203) 661-1926

Not Applicable
(Former name or former address, if changed since last report)

Item 5.        Other Events

        See Exhibit 99.1 and Exhibit 99.2 attached hereto.

Item 7.        Financial Statements, Pro Forma Financial Information and Exhibits

  (c)
  Exhibits

  99.1
  Press Release

  99.2
  Press Release

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLYTH, INC.
Date: December 4, 2002	By:	/s/ BRUCE D. KREIGER Name: Bruce D. Kreiger Title: Vice President & General Counsel

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  Item 5. Other Events
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES